PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD December 1, 2015 THROUGH May, 31, 2016

The following table provides a summary of all Rule 10f-3 Affiliated Underwriter Syndicate
Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period December 1, 2015 through May 31, 2016.


INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER:

Date
Fund
Sub-Adviser (If Applicable)
Issuer
Purchased From
Underwriter/Affiliated Participant Underwriter
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount % of Offering


12/2/2015
PNC Bond Fund
N/A
McDonald's Corporation
Morgan Stanley
PNC Capital Markets
$65,000/$1,750,000,000
<1%


12/7/2015
PNC Limited Maturity Bond Fund
N/A
Marathon Petroleum Corporation
Bank of America
PNC Capital Markets
$600,000/$600,000,000
<1%


12/9/2015
PNC Balanced Allocation Fund - Fixed Income
N/A
Visa Inc.
Bank of America
PNC Capital Markets
$70,000/$1,500,000,000
<1%


12/9/2015
PNC Bond Fund
N/A
Visa Inc.
Bank of America
PNC Capital Markets
$245,000/$1,500,000,000
<1%


12/9/2015
PNC Intermediate Bond Fund
N/A
Visa Inc.
Bank of America
PNC Capital Markets
$895,000/$2,250,000,000
<1%


12/9/2015
PNC Total Return Advantage Fund
N/A
Visa Inc.
Bank of America
PNC Capital Markets
$570,000/$1,500,000,000
<1%


3/2/2016
PNC Intermediate Bond Fund
N/A
Georgia Power Co.
Bank of America
PNC Capital Markets
$255,000/$325,000,000
<1%


3/3/2016
PNC Limited Maturity Bond Fund
N/A
Stryker Corp
Goldman Sachs
PNC Capital Markets
$1,450,000/$750,000,000
<1%


3/11/2016
PNC Total Return Advantage Fund
N/A
Masco Corp
Royal Bank of Canada
PNC Capital Markets
$80,000/$400,000,000
<1%


3/21/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Avnet Inc.
Bank of America
PNC Capital Markets
$25,000/$550,000,000
<1%


3/21/2016
PNC Bond Fund
N/A
Avnet Inc.
Bank of America
PNC Capital Markets
$90,000/$550,000,000
<1%


3/21/2016
PNC Total Return Advantage Fund
N/A
Avnet Inc.
Bank of America
PNC Capital Markets
$195,000/$550,000,000
<1%


3/21/2016
PNC Intermediate Bond Fund
N/A
Avnet Inc.
Bank of America
PNC Capital Markets
$340,000/$550,000,000
<1%


3/28/2016
PNC Intermediate Bond Fund
N/A
Omnicom Group Inc.
Citigroup
PNC Capital Markets
$450,000/$1,400,000,000
<1%


4/18/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Citigroup Inc.
Citigroup
PNC Capital Markets
$40,000/$1,500,000,000
<1%


4/18/2016
PNC High Yield Bond Fund
N/A
Citigroup Inc.
Citigroup
PNC Capital Markets
$125,000/$1,500,000,000
<1%


4/18/2016
PNC Total Return Advantage Fund
N/A
Citigroup Inc.
Citigroup
PNC Capital Markets
$340,000/$1,500,000,000
<1%


5/3/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Hanesbrands Inc.
JPM
PNC Capital Markets
$25,000/$900,000,000
<1%


5/3/2016
PNC High Yield Bond Fund
N/A
Hanesbrands Inc.
JPM
PNC Capital Markets
$215,000/$900,000,000
<1%


5/3/2016
PNC Total Return Advantage Fund
N/A
Hanesbrands Inc.
JPM
PNC Capital Markets
$175,000/$900,000,000
<1%


5/20/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Southern Co.
Bank of America
PNC Capital Markets
$30,000/$1,250,000,000
<1%


5/20/2016
PNC Balanced Allocation Fund - Fixed Income
N/A
Southern Co.
Citigroup
PNC Capital Markets
$5,000/$1,250,000,000
<1%


5/20/2016
PNC Bond Fund
N/A
Southern Co.
Bank of America
PNC Capital Markets
$110,000/$1,250,000,000
<1%


5/20/2016
PNC Bond Fund
N/A
Southern Co.
Citigroup
PNC Capital Markets
$25,000/$1,250,000,000
<1%


5/20/2016
PNC Intermediate Bond Fund
N/A
Southern Co.
Bank of America
PNC Capital Markets
$640,000/$1,250,000,000
<1%


5/20/2016
PNC Intermediate Bond Fund
N/A
Southern Co.
Citigroup
PNC Capital Markets
$160,000/$1,250,000,000
<1%


5/20/2016
PNC Total Return Advantage Fund
N/A
Southern Co.
Bank of America
PNC Capital Markets
$230,000/$1,250,000,000
<1%


5/20/2016
PNC Total Return Bond Fund
N/A
Southern Co.
Citigroup
PNC Capital Markets
$60,000/$1,250,000,000
<1%


5/20/2016
PNC Ultra Short Bond Fund
N/A
Southern Co.
Citigroup
PNC Capital Markets
$850,000/$500,000,000
<1%


5/31/2016
PNC Bond Fund
N/A
Mylan Corp.
Goldman Sachs
PNC Capital Markets
$175,000/$1,000,000,000
<1%


5/31/2016
PNC Intermediate Bond Fund
N/A
Mylan Corp.
Goldman Sachs
PNC Capital Markets
$750,000/$1,000,000,000
<1%